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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) April 12, 1999
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                            Statewide Financial Corp.
                            -------------------------
            (Exact name of registrant as specified in its charter)


            New Jersey                    0-26546               22-3397900
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(State or other jurisdiction of         (Commission            (IRS Employer
          incorporation                 File Number)         Identification No.)


   70 Sip Avenue, Jersey City, New Jersey                           07306
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 (Address of principal executive offices)                        (Zip Code)


        Registrant's telephone number, including area code (201) 795-4000

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Item 5. Other Events

      Independence Community Bank Corp., Brooklyn, New York ("ICBC") and the Registrant have entered into an Agreement and Plan of Merger ("Agreement") dated as of April 12, 1999, pursuant to which, and subject to the conditions and upon the terms stated therein, Registrant will merge with and into ICBC, with ICBC being the surviving corporation. Upon completion of this transaction, Registrant's wholly-owned subsidiary, Statewide Savings Bank, S.L.A., will merge into Independence Community Bank, Independence's wholly-owned subsidiary.

      Pursuant to the Agreement, each share of common stock of the Registrant, no par value per share ("Statewide Common Stock"), issued and outstanding at the Effective Time (as defined in the Agreement) of the merger (other than (i) shares of Statewide Common Stock held in treasury and (ii) shares of Statewide Common Stock held directly or indirectly by ICBC or the Registrant or any of their respective subsidiaries (collectively, the "Excluded Shares"), which Excluded Shares shall be canceled and cease to exist and no consideration shall be delivered in exchange therefor) will be converted into the right to receive, at the election of the holder thereof, either (i) a number of shares of ICBC Common Stock, $.01 par value per share ("ICBC Common Stock"), equal to the Final Exchange Ratio (as hereinafter defined) or (ii) cash in an amount equal to the Per Share Consideration (as hereinafter defined), provided, however, the aggregate amount of cash consideration will amount to approximately $51.0 million; provided further, however, that approximately 50% of Statewide Common Stock will be exchanged for ICBC Common Stock and approximately 50% of Statewide Common Stock will be exchanged for cash, subject to the discussion below. Under the terms of the Agreement, the Final Exchange Ratio equals the quotient obtained by dividing the Per Share Consideration by the Average Closing Price (as defined below). The Per Share Consideration is equal to the sum of the aggregate cash consideration and the aggregate stock consideration divided by the number of issued and outstanding shares of Statewide Common Stock at the Effective Time of the merger. The aggregate stock consideration is the product of one-half of the number of issued and outstanding shares of Statewide Common Stock, times the Average Closing Price, times 2.0612. The Average Closing Price for ICBC Common Stock will be the average of the reported closing sale prices per share during the Pricing Period (which consists of the ten consecutive trading days during which ICBC Common Stock is traded on the Nasdaq Stock Market ending on the tenth business day immediately prior to the anticipated Effective Time of the merger). The Agreement contains customary antidilution provisions.

      In the event that the Registrant's stockholders elect to receive cash exceeding the aggregate amount of cash available in the transaction, additional shares of ICBC Common Stock in lieu of cash may be allocated to such stockholders on a pro rata basis. Conversely, if Registrant's stockholders elect to receive ICBC Common Stock in an amount in excess of the amount of stock available in the transaction, such stockholders may be paid cash in lieu of stock on a pro rata basis. To the extent possible, stockholders who express no preference between cash and stock or fail to file an election will be allocated ICBC Common Stock or cash in such a


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manner as to avoid or minimize adjustments in the type of consideration requested by those stockholders who do file an election.

      Consummation of the transactions contemplated by the Agreement is subject to the terms and conditions contained in the Agreement, including, among other things, the approval of the shareholders of Registrant and the receipt of certain regulatory approvals. The transactions contemplated by the Agreement will be submitted for approval at a special meeting of the shareholders of Registrant, and the transaction is expected to close in the fourth quarter of 1999, but no later than January 31, 2000.

      The foregoing description of the Agreement is qualified in its entirety by reference to the complete text of the Agreement, which is filed as Exhibit 2.1 hereto and is incorporated by reference herein.

      Immediately following the execution and delivery of the Agreement, ICBC and Registrant entered into a Stock Option Agreement, dated as of April 12, 1999, pursuant to which Registrant granted ICBC the right, upon the terms and subject to the conditions set forth therein, to purchase up to 803,531 shares, or 19.9%, of the common stock of Registrant.

      The forgoing description of the Stock Option Agreement is qualified in its entirety by reference to the complete text of the Stock Option Agreement, which is filed as Exhibit 2.2 hereto and is hereby incorporated herein by reference.

      A copy of the press release, dated April 13, 1998, issued by ICBC and the Registrant is attached as Exhibit 99.1 hereto and is hereby incorporated herein by reference.

      CONTAINED WITHIN AND INCORPORATED BY REFERENCE IN THIS CURRENT REPORT ON FORM 8-K, INCLUDING THE EXHIBITS HERETO, ARE CERTAIN FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THESE STATEMENTS INCLUDE CERTAIN ESTIMATES AND PROJECTIONS REGARDING ICBC AND THE REGISTRANT AND THE COMBINED COMPANIES FOLLOWING THE TRANSACTIONS CONTEMPLATED BY THE AGREEMENT, INCLUDING WITHOUT LIMITATION ESTIMATES AND PROJECTIONS RELATING TO THE PRO FORMA BUSINESS AND ASSETS OF THE COMBINED COMPANIES, THE COST SAVINGS, REVENUE INCREASES AND RESTRUCTURING CHARGES EXPECTED AS A RESULT OF THE MERGERS AND THE EXPECTED IMPACT OF THE TRANSACTION ON EARNINGS PER SHARE OF THE CONSTITUENT COMPANIES.

      SUCH STATEMENTS ARE NOT HISTORICAL FACTS AND INCLUDE EXPRESSIONS ABOUT MANAGEMENT'S CONFIDENCE AND STRATEGIES AND MANAGEMENT'S EXPECTATIONS ABOUT THE MERGER. THESE STATEMENTS MAY BE IDENTIFIED BY SUCH FORWARD-LOOKING TERMINOLOGY AS "EXPECT", "LOOK", "BELIEVE", "ANTICIPATE", "MAY", "WILL", OR SIMILAR STATEMENTS OR VARIATIONS OF SUCH TERMS. SUCH FORWARD-LOOKING STATEMENTS INVOLVE CERTAIN RISKS AND UNCERTAINTIES AND ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THE RESULTS DISCUSSED IN THESE FORWARD-LOOKING STATEMENTS. FACTORS THAT MIGHT CAUSE SUCH A DIFFERENCE INCLUDE, BUT ARE NOT LIMITED TO, RISKS AND UNCERTAINTIES RELATED TO THE CONSUMMATION AND EXECUTION OF THE MERGERS (INCLUDING


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INTEGRATION ACTIVITIES), THE DIRECTION OF INTEREST RATES, CONTINUED LEVELS OF
LOAN QUALITY AND ORIGINATION VOLUME, CONTINUED RELATIONSHIPS WITH MAJOR CUSTOMERS INCLUDING SOURCES FOR LOANS, SUCCESSFUL COMPLETION OF THE IMPLEMENTATION OF YEAR 2000 TECHNOLOGY CHANGES, AS WELL AS THE EFFECTS OF ECONOMIC CONDITIONS AND LEGAL AND REGULATORY BARRIERS AND STRUCTURE. ACTUAL RESULTS MAY DIFFER MATERIALLY FOR SUCH FORWARD-LOOKING STATEMENTS. REGISTRANT ASSUMES NO OBLIGATION FOR UPDATING ANY SUCH FORWARD-LOOKING STATEMENTS AT ANY TIME.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)   Exhibits:

      Exhibit 2.1 Agreement and Plan of Merger, dated as of April 12, 1999, by and between Independence Community Bank Corp. and Registrant

      Exhibit 2.2 Stock Option Agreement, dated as of April 12, 1999 by and between Registrant, as issuer, and Independence Community Bank Corp., as grantee.

      Exhibit 99.1      Press Release, dated April 13, 1999.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: April 23, 1999

STATEWIDE FINANCIAL CORP. (Registrant)


By: BERNARD F. LENIHAN
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    Senior Vice President and
    Chief Financial Officer


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